Supplement dated January 9, 2015
to the Classes A, C, J, P, Institutional, R-1, R-2, R-3, R-4, R-5, R-6 and S Shares Prospectus
for Principal Funds, Inc.
dated December 31, 2014

This supplement updates information currently in the Prospectus. Retain this supplement with the Prospectus.

FUND SUMMARIES

BOND MARKET INDEX FUND

Delete Footnote 1 to the Annual Fund Operating Expenses table and substitute:

(1)	Expense information in the table has been restated to reflect current fees. Effective December 31, 2013, Distribution and/or Service (12b-1) Fees for Class J shares were reduced.

ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES AND RISKS

Delete the second paragraph and substitute:
The Board of Directors may change each Fund's objective or the investment strategies without a shareholder vote if it determines such a change is in the best interests of the Fund. If there is a material change to a Fund's investment objective or investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that each Fund will meet its objective.
Delete the column for the Opportunistic Municipal Fund and substitute:

INVESTMENT STRATEGIES AND RISKS	OPPORTUNISTIC MUNICIPAL
Arbitrage	Not Applicable
Bank Loans (also known as Senior Floating Rate interests)	Non-Principal
Commodity Index-Linked Notes	Not Applicable
Commodity-Related Investments	Not Applicable
Convertible Securities	Non-Principal
Derivatives	Principal
Emerging Markets	Not Applicable
Equity Securities	Not Applicable
Exchange Traded Funds (ETFs)	Principal
Fixed Income Securities	Principal
Foreign Securities	Not Applicable
Fund of Funds	Not Applicable
Geographic Concentration	Principal
Hedging	Principal
High Yield Securities	Principal
Index Funds	Not Applicable
Industry Concentration	Not Applicable
Initial Public Offerings ("IPOs")	Not Applicable
Inverse Floating Rate Investments	Principal
Leverage	Principal
Liquidity Risk(1)	Non-Principal
Management Risk(1)	Non-Principal
Market Volatility and Issuer Risk(1)	Non-Principal

Master Limited Partnerships	Not Applicable
Municipal Obligations and AMT-Subject Bonds	Principal
Portfolio Turnover	Non-Principal
Preferred Securities	Not Applicable
Real Estate Investment Trusts	Not Applicable
Real Estate Securities	Not Applicable
Repurchase Agreements	Non-Principal
Royalty Trusts	Not Applicable
Securitized Products	Not Applicable
Short Sales	Not Applicable
Small and Medium Market Capitalization Companies	Non-Principal
Temporary Defensive Measures	Non-Principal
Underlying Funds	Not Applicable
(1)   These risks are not deemed principal for purposes of this table because they apply to almost all funds; however, in certain circumstances, they could significantly affect the net asset value, yield, and total return.

MANAGEMENT OF THE FUNDS

After the second paragraph under The Manager, add:
Cash Management Program
The following Fund has adopted a special cash management program, which is executed by Principal: Origin Emerging Markets.
Each Fund in the cash management program has cash available in its portfolio to meet redemption requests and to pay expenses. Additionally, each Fund receives cash when shareholders purchase shares. Each Fund invests its cash in money market investments and in stock index futures contracts reflecting the Fund's market capitalization to gain exposure to the market. Stock index futures provide returns similar to those of common stocks. Principal believes that, over the long term, this strategy will enhance the investment performance of the Funds.

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